NUMBER                                                    SHARES

                                 LONGPORT, INC.
              Incorporated under the laws of the State of Delaware

                                                               See Reverse For
                                                             Certain Definitions

                                                              CUSIP 543137 10 3

This Certifies That


is the owner of

              FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK,
                          $.001 PAR VALUE PER SHARE, OR

                                 LONGPORT, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all the provisions of the Certificate of Incorporation, as amended, to all of which the holder by acceptance hereby assents. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     Dated:

/s/  Peter E. Cavanaugh                                  /s/  James R. McGonigle
---------------------------          [SEAL]              -----------------------
Secretary                                                Chief Executive Officer

Countersigned:
CORPORATE STOCK TRANSFER, INC.

By:
   ----------------------------
   Transfer Agent and Registrar
   Authorized Officer

                                 Longport, Inc.
                         Corporate Stock Transfer, Inc.
                      Transfer Fee: $15.00 Per Certificate


--------------------------------------------------------------------------------

     The following abbreviations, when used in this inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common       UNIF GIFT MIN ACT -      Custodian for
                                                        (Cust.)          (Minor)
TEN ENT - as tenants by the entireties     under Uniform Gifts to Minors

JT TEN  - as joint tenants with right      Act of
          of survivorship and not as              ------------------------------
          tenants in common                                   (State)

    Additional abbreviations may also be used though not in the above list.

     For value received ________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------

               Please print or type name and address of assignee

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

------------------------------------------------------------------------- Shares

of the capital stock represented by the within Certificate and do hereby irrevocably constitute and appoint ___________________________________ Attorney to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

     Dated ______________________ 19 __________


SIGNATURE GUARANTEED:                    X ____________________________________

                                         X ____________________________________

     THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM.